UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                       0-14237               52-1380770
           --------                       -------               ----------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or organization)                               Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.  Results of Operations and Financial Condition.

      On March 14, 2005, First United Corporation (the "Corporation") issued a press release describing the Corporation's financial results for the three and 12 months ended December 31, 2004, a copy of which is furnished herewith as
Exhibit 99.1.

      The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit 99.1--Press release dated March 14, 2005 (furnished herewith).

                                     SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          FIRST UNITED CORPORATION


Dated:  March 16, 2005              By:   /s/ Robert W. Kurtz
                                          --------------------------------------
                                          Robert W. Kurtz
                                          President and CFO

                                  Exhibit Index

Exhibit     Description
-------     -----------

99.1        Press release dated March 14, 2005 (furnished herewith).